Morphic Therapeutic Announces Appointment of Nisha Nanda, Ph.D., to Board of Directors
WALTHAM, Mass., August 23, 2021 – Morphic Therapeutic (Nasdaq: MORF), a biopharmaceutical company developing a new generation of oral integrin therapies for the treatment of serious chronic diseases, today announced the appointment of Nisha Nanda, Ph.D., to its Board of Directors. Dr. Nanda currently serves as the chief development officer for Loxo Oncology at Lilly.
“Nisha’s expertise overseeing preclinical and clinical-stage development strategy will be an asset to Morphic as we advance the leading oral integrin portfolio in the industry,” said Gustav Christensen, chairman of the Board of Directors of Morphic Therapeutic. “We look forward to Nisha’s drug development guidance and contributions across multiple therapeutic areas. On behalf of Morphic, I welcome Nisha to the team.”
Dr. Nanda has two decades of experience in the biopharma industry, holding various roles of responsibility in both clinical and pre-clinical development. Prior to Loxo Oncology, Dr. Nanda worked on the clinical development of carfilzomib (Kyprolis) and the approval of omacetaxine (Synribo). Her career in drug development has included roles at Onyx, ChemGenex, Portola, Millennium and COR. Dr. Nanda holds a Ph.D. in biochemistry and molecular genetics from the University of New South Wales and the Victor Chang Cardiac Research Institute in Sydney, Australia.
“This is an auspicious time to join the Morphic team as they move into mid-stage clinical studies of MORF-057 in IBD and build the clinical strategy for their other oral integrin programs based on insights from the MInT Platform for integrin discovery,” commented Dr. Nanda. “I’m excited by Morphic’s mission to deliver the known power of integrin inhibition with the convenience and control that oral therapies provide and look forward to providing strategic input as the pipeline matures.”
About Morphic Therapeutic
Morphic Therapeutic is a biopharmaceutical company developing a new generation of oral integrin therapies for the treatment of serious chronic diseases, including autoimmune, cardiovascular, and metabolic diseases, fibrosis and cancer. In collaboration with AbbVie, Janssen, and Schrödinger, Morphic is advancing its pipeline and discovery activities using its proprietary MInT technology platform which leverages the Company’s unique understanding of integrin structure and biology. For more information, visit www.morphictx.com.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the MInT Platform’s ability to discover drug candidates and Morphic’s plans to develop and commercialize oral small-molecule integrin therapeutics. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will be,” “develop,” “signal,” “potential,” “anticipate” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties in this press release and other risks set forth in our filings with the Securities and Exchange Commission, including Morphic’s or a partner’s ability to complete a current or future clinical trial of any of our current or future product candidates, develop or obtain regulatory approval for or commercialize any product candidate, Morphic’s ability to protect intellectual property, the potential impact of the COVID-19 pandemic, and the sufficiency of our cash, cash equivalents and investments to fund our operations. These forward-looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Contacts
Morphic Therapeutic
Chris Erdman
chris.erdman@morphictx.com
617.686.1718
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